UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 31, 2025

REBORN COFFEE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41479	47-4752305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

580 N. Berry Street, Brea, CA	92821
(Address of principal executive offices)	(Zip Code)

(714) 784-6369

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REBN	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Side Letter and Fourth Closing

As previously reported, on February 6, 2025 and March 31, 2025, Reborn Coffee, Inc. (the “Company”) entered into a Securities Purchase Agreement (“Securities Purchase Agreement”) with the purchasers named therein (the “Arena Investors”), which was amended on March 28, 2025 (the “Securities Purchase Agreement Amendment”). Under the Securities Purchase Agreement, the Company agreed to issue 10% original issue discount secured convertible debentures (“Debentures”) in a principal amount of up to $10,000,000, divided into up to four separate tranches that are each subject to certain closing conditions (the “Offering”). The conversion price per share of each Debenture, subject to adjustment as provided therein, is equal to 92.5% of the lowest daily VWAP (as defined in the Debentures) of the Company’s shares of common stock, par value $0.0001 per share (“Common Stock”) during the five trading day period ending on the trading day immediately prior to delivery or deemed delivery of the applicable Conversion Notice (as defined in the Debentures). The Debentures accrue interest at a rate of 10% per annum paid in kind, unless there is an event of default in which case the Debentures will accrue interest at a default rate.

Upon the consummation of the closing of each tranche, the Company also agreed to issue common stock purchase warrants (“Warrants”) to each Arena Investor who participates in such closing. The Warrants will: (i) provide for the purchase by the applicable Arena Investor of a number of shares of Common Stock equal to 20% of the total principal amount of the related Debenture purchased by the Arena Investor on the applicable closing date divided by 92.5% of the lowest daily VWAP of Common Stock for the five consecutive trading day period ended on the last trading day immediately preceding such closing date and (ii) be exercisable at an exercise price equal to 92.5% of the average of the lowest daily VWAP of the Common Stock over the consecutive trading days immediately preceding the delivery of the applicable Notice of Exercise (as defined in the Warrants).

On July 31, 2025, the Company and the Arena Investors entered into a side letter agreement (the “Side Letter”). Under the Side Letter, the Company and the Arena Investors agreed to enter into the closing of the fourth Tranche (the “Fourth Closing”) pursuant to the Securities Purchase Agreement and that the aggregate principal amount of the Fourth Closing will be $833,333. As conditions to the Fourth Closing, the Company further agreed to (i) issue to the Arena Investors an amount of shares of Common Stock (the “Incentive Shares”) equal to an aggregate of $175,000 divided by the lowest daily VWAP of the Common Stock in the five (5) trading Days immediately preceding the date of closing of the fourth tranche (the “Fourth Closing Date”), and (ii) notwithstanding the provisions of Section 2.1(b) of the Securities Purchase Agreement, issue additional Warrants to the Arena Investors pursuant to which the Arena Investors may purchase their pro rata share of an amount of shares of Common Stock equal to 40% of the total aggregate principal amount of the Debentures being issued on the Fourth Closing Date divided by 92.5% of the lowest daily VWAP of the Common Stock during the five (5) consecutive trading days period ended on the last trading day immediately preceding the Fourth Closing Date. The Company also agreed in the Side Letter that it will cause the Incentive Shares to be registered in the same registration statement to be filed to register the shares of Common Stock underlying the Debentures and Warrants. As a further condition to the Fourth Closing, the Company also agreed to allocate the proceeds received in the Fourth Closing according to the terms of the Side Letter.

The Fourth Closing was consummated on July 31, 2025 and the Company issued to the Arena Investors Debentures in an aggregate principal amount of $833,333 (the “Fourth Closing Debentures”). The Fourth Closing Debentures were sold to the Arena Investors for a purchase price of $750,000, representing an original issue discount of ten percent (10%). The Company also issued to the Arena Investors 136,483 Warrants in connection with the Fourth Closing (the “Third Closing Warrants’).

The foregoing descriptions of the Warrants, the Securities Purchase Agreement, the Securities Purchase Agreement Amendment and the Side Letter are qualified in their entirety by reference to the full text of such agreements, copies of which are attached to this Current Report on Form 8-K as Exhibits 4.1, 10.1, 10.2, and 10.3, respectively, and each of which is incorporated herein in its entirety by reference. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 above in this Current Report on Form 8-K relating to the issuance of the Fourth Closing Debentures, the Fourth Closing Warrants, the Incentive Shares, and the shares of Common Stock issuable upon conversion of the Fourth Closing Debentures or exercise of the Fourth Closing Warrants is incorporated by reference herein in its entirety. The Company has issued the Fourth Closing Debentures, the Fourth Closing Warrants and the Incentive Shares pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), available under Section 4(a)(2) and/or Rule 506(b) of Regulation D promulgated thereunder and intends to issue any shares of Common Stock issuable upon conversion of the Third Closing Debentures or exercise of the Third Closing Warrants pursuant to the same exemption. The Arena Investors are each an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No	Exhibit
4.1	Form of Common Stock Purchase Warrant (incorporated by reference to Exhibit 4.1 to the registrant’s Current Report on Form 8-K filed on February 12, 2025)
10.1†	Form of Securities Purchase Agreement by and between Reborn Coffee, Inc. and the Arena Investors dated February 6, 2025 (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed on February 12, 2025)
10.2†	Amendment to Securities Purchase Agreement by and between Reborn Coffee, Inc. and the Arena Investors dated March 28, 2025 (incorporated by reference to Exhibit 10.4 to the registrant’s Current Report on Form 8-K filed on March 28, 2025)
10.3	Side Letter by and between Reborn Coffee, Inc. and the Arena Investors dated July 31, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2025

REBORN COFFEE, INC.

By:	/s/ Jay Kim
Name:	Jay Kim
Title:	Chief Executive Officer

3